Significant Accounting Judgements and Estimates	6 Months Ended
Jun. 30, 2025
Disclosure of voluntary change in accounting policy [abstract]
Significant Accounting Judgements and Estimates

Note 3—Significant Accounting Judgements and Estimates

In the application of the Company’s accounting policies, management is required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Judgements, estimates and assumptions applied are based on historical experience and other factors that are relevant, and which are available at the reporting date. Uncertainty concerning estimates and assumptions could result in outcomes that require a material adjustment to assets and liabilities in future periods.

The unaudited condensed consolidated interim financial statements do not include all disclosures for significant accounting judgements, estimates and assumptions, that are required in the annual consolidated financial statements, and therefore should be read in conjunction with the Company’s audited consolidated financial statements as of and for the year ended December 31, 2024.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized prospectively. The three and six months ended June 30, 2025 and 2024 includes adjustments to prior periods estimates and assumptions for sales deductions.

While the application of critical accounting estimates is subject to material estimation uncertainties, management’s ongoing revisions of critical accounting estimates and underlying assumptions have not revealed any other material impact in any of the periods presented in the unaudited condensed consolidated interim financial statements.

There have been no changes to the application of significant accounting judgements or estimation uncertainties regarding accounting estimates compared to December 31, 2024.